SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report: December 14, 1998
(Date of earliest event reported)

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)

   Delaware                         333-65921                 22-3442024
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(State or Other                    (Commission             (I.R.S. Employer
Jurisdiction of                   File Number)            Identification No.)
Incorporation)

               85 Broad Street, New York, N.Y.            10004
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               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (212) 902-1000
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     The Registrant has made three filings of Current Report on Form 8-K, respectively dated November 10, 1998, December 8, 1998 and December 10, 1998, relating to certain Collateral Term Sheets and in each case making reference to the Registrant's proposed offering of its Commercial Mortgage Pass-Through Certificates, Series 1998-C2 (the "1998-C2 Certificates"). The Registrant has changed the title of the 1998-C2 Certificates to its Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "1999-C1 Certificates"). Therefore, any references in such Collateral Term Sheets previously filed and in the Structural Term Sheets and Collateral Term Sheets attached as an exhibit hereto should be read to be references to the 1999-C1 Certificates.

     Attached as an exhibit are Structural Term Sheets and Collateral Term Sheets (each as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Goldman, Sachs & Co. (the "Underwriter") in respect of the Registrant's proposed offering of the 1999-C1 Certificates. As stated above, the Structural Term Sheets and Collateral Term Sheets refer to the 1998-C2 Certificates, but such references should be read to be references to the 1999-C1 Certificates.

     The 1999-C1 Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The 1999-C1 Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-65921) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

     The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.

     Any statement or information contained in the Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1 Structural and Collateral Term Sheet

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        GS MORTGAGE SECURITIES CORPORATION II

                                        By: /s/ Jay Strauss
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                                           Name:  Jay Strauss
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                                           Title: Secretary
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Date: December 16, 1998

                                  Exhibit Index

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

99.1                    Structural and Collateral Term Sheet      E